UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE JAPAN EQUITY FUND, INC. THE THAI CAPITAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302-3051
(201) 915-3054

April 21, 2011

Dear Stockholders:

The Annual Meetings of Stockholders of The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held on Thursday, June 2, 2011, at the offices of Daiwa Capital Markets America Holdings Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, at 10:45 a.m., New York time, for The Japan Equity Fund, Inc., and at 11:00 a.m., New York time, for The Thai Capital Fund, Inc. A Notice and Joint Proxy Statement regarding the Meetings are available over the Internet at http://www.amstock.com/ProxyServices/ViewMaterials.asp.

At the Annual Meetings, each Fund's stockholders will elect Directors of the Fund. In addition, the stockholders who are present at the Annual Meeting of a Fund will hear an investment report on each Fund and will have an opportunity to discuss matters of interest to them.

If you will not be able to attend the Annual Meetings in person, please take the time now to review the accompanying materials and vote your shares by proxy. Your vote is important.

The Board of Directors of each Fund has recommended that the stockholders vote in favor of the foregoing matter.

Respectfully,

Masaaki Goto

Chairman of the Board of Directors of The Thai Capital Fund, Inc.

Yoshihiro Fujisawa

Chairman of the Board of Directors of The Japan Equity Fund, Inc.

STOCKHOLDERS ARE STRONGLY URGED TO VOTE THEIR SHARES OVER THE INTERNET OR VIA THE TOLL-FREE TELEPHONE NUMBER, AS DESCRIBED IN THE ACCOMPANYING MATERIALS. AS AN ALTERNATIVE, IF YOU REQUESTED AND RECEIVED A PAPER COPY OF THE PROXY CARD(S) BY MAIL, PLEASE PROMPTLY SIGN AND MAIL THE PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

YOUR VOTE IS IMPORTANT.

The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

NOTICE OF THE ANNUAL MEETINGS OF STOCKHOLDERS
JUNE 2, 2011

To the Stockholders of
The Japan Equity Fund, Inc. and
The Thai Capital Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders of The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held at the offices of Daiwa Capital Markets America Holdings Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 2, 2011, at 10:45 a.m., New York time, for The Japan Equity Fund, Inc., and at 11:00 a.m., New York time, for The Thai Capital Fund, Inc., for the following purposes:

1.  To elect Directors of each Fund.

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

On or about April 21, 2011, the Funds mailed stockholders a notice containing instructions on how to access the Joint Proxy Statement and proxy card(s) (the "Notice of Internet Availability of Proxy Materials"). As of the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials. These proxy materials will be available free of charge.

The Notice of Internet Availability of Proxy Materials also included instructions on how to receive a paper copy of the proxy materials by mail or an electronic copy of the materials by e-mail. The proxy materials sent to you will include the proxy card(s), which you may complete, sign and return by mail. The proxy materials will also provide you with instructions on how to cast your vote over the Internet and a telephone number you may call to cast your vote.

Each Fund's Board of Directors has fixed the close of business on March 17, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting for the Fund(s) you own shares in. Any stockholder who does not expect to attend his or her Meeting(s) in person is requested to vote over the Internet, by telephone or by completing, dating and signing the requested proxy card(s) and returning them promptly. You may nevertheless vote in person at the Meeting(s) if you choose to attend. Your vote is important. The proxy for each Fund is being solicited by the Board of Directors of that Fund.

By order of the Boards of Directors of the Funds,

/s/ John J. O'Keefe

John J. O'Keefe

Secretary

April 21, 2011

The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

JOINT PROXY STATEMENT

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of THE JAPAN EQUITY FUND, INC. and THE THAI CAPITAL FUND, INC. (each a "Fund," and collectively, the "Funds") for use at the Annual Meetings of Stockholders, to be held at the principal office of Daiwa Capital Markets America Holdings Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 2, 2011, at 10:45 a.m., New York time, for The Japan Equity Fund, Inc., and at 11:00 a.m., New York time, for The Thai Capital Fund, Inc. and at any adjournments thereof.

This Joint Proxy Statement and proxy card(s) are first being made available to stockholders on or about April 21, 2011. Any stockholder giving a proxy in advance of the Annual Meeting of a Fund has the power to revoke it by mail (addressed to the Secretary of such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051) or in person at the Meeting of such Fund, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxy cards received in time for a Meeting will be voted as specified in the proxy card or, if no specification is made, for each proposal referred to in this Joint Proxy Statement. Shares owned by any stockholder who attends a Meeting but does not cast a vote are included in the determination of the number of shares present at such Meeting.

Under rules and regulations of the U.S. Securities and Exchange Commission, instead of mailing a printed copy of the proxy materials to each stockholder of record, the Funds are furnishing proxy materials, which include the Joint Proxy Statement, over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail. You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct how you may access and review the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs how you may submit your proxy card via the Internet. You may also vote your shares via touchtone telephone by dialing 1-800-PROXIES (please call 1-718-921-8500 for calls from outside the United States). If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. It is expected that the Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about April 21, 2011.

Each Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report or any stockholder requesting a paper copy of the proxy materials. Requests for the Annual Report should be made by writing to the respective Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, attention: Shareholder Relations, or by calling collect at (201) 915-3054.

The Board of each Fund has fixed the close of business on March 17, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting for that Fund and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, The Japan Equity Fund, Inc. had outstanding 14,456,819 shares of common stock and The Thai Capital Fund, Inc. had outstanding 3,440,992 shares of common stock.

Management of each Fund knows of no business other than that mentioned in the Notice of Meetings, which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their best judgment.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of both Funds, to potentially avoid burdening stockholders with more than one proxy statement. To the extent information relating to common ownership is available to the Funds, a stockholder that owns shares at the record date in both of the Funds will receive only one copy of the Notice of Internet Availability for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in both Funds may receive two copies of the Notice of Internet Availability for each Fund in which such stockholder is a beneficial owner.

It is essential that stockholders vote their shares over the Internet, by telephone or by completing, dating, signing and returning each requested paper proxy card as indicated in each Fund's proxy card. Stockholders are able to vote their shares over the Internet at www.proxyvote.com. The Internet procedures are designed to authenticate a stockholder's identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Stockholders will also be able to obtain the toll free number to vote their shares via touchtone telephone after viewing the proxy materials over the Internet at https://secure.amstock.com/voteproxy/login2.asp. The Notice of Internet Availability of Proxy Materials includes instructions on how to request paper copies of proxy materials. If you received printed proxy materials, you may submit your proxy by mail by signing your proxy card and mailing it in the enclosed envelope.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN THE NOTICE OF MEETINGS.

Proposal 1: ELECTION OF DIRECTORS

Persons named in the proxy card(s) intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees listed below as Directors of such Fund listed below:

(i)  Austin C. Dowling and Richard J. Herring as Class III Directors for a term expiring in 2014 for The Japan Equity Fund, Inc.; and

(ii)  Austin C. Dowling and Rahn K. Porter as Class II Directors for a term expiring in 2014 for The Thai Capital Fund, Inc.

The terms of all nominees for Director will expire on the date on which Directors are elected at the Annual Meetings of Stockholders of the relevant Fund in the years stated above or the date that their successors are elected and qualified. If any such nominee should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the relevant Fund's Board to replace any such nominee. The election of each nominee as a Director of a Fund will require the affirmative vote of a majority of the votes cast at the Fund's Meeting.

Each of the nominees for Director of a Fund has consented to be named in this Joint Proxy Statement and to serve as a Director of the Fund if elected. Neither of the Funds' Boards has any reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the meeting for that Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of the Fund may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning each of the nominees as a Director of one or more of the Funds, as well as the other current Directors of the Funds, and includes the experiences, qualifications, attributes and skills that led to the conclusion that each individual Director should serve as a Director of one or more of the Funds. In the table, The Japan Equity Fund, Inc. is sometimes abbreviated with the initials "JEQ" and The Thai Capital Fund, Inc. is sometimes abbreviated with the initials "TF."

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment and Other Directorships During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in each Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Interested Directors
Yoshihiro Fujisawa (58)* One Evertrust Plaza Jersey City, NJ 07302-3051	Chairman and President, Daiwa Securities Trust Company ("DSTC"), since May 2008; General Manager, Daiwa Investor Relations Co. Ltd., from October 2006 to April 2008; General Manager, Daiwa Securities SMBC Principal Investments Co. Ltd., from October 2005 to October 2006; Managing Director, Daiwa Europe Property Plc., from August 2004 to October 2005; Deputy Chief Executive, Daiwa Securities Trust and Banking (Europe) Plc., from August 2001 to August 2004.	JEQ: 2008	None	None	1
Masaaki Goto (51)* Daiwa Capital Markets America Holdings Inc. Financial Square 32 Old Slip New York, NY 10005	Chairman and Corporate Executive Officer, Daiwa Capital Markets America Holdings Inc. (formerly Daiwa America Corporation), since April 2009; Head of Corporate Communication Department, Daiwa Securities Group Inc., from April 2006 to April 2009; Corporate Executive Officer and Chief Legal Officer, Daiwa Securities Group Inc., from April 2007 to April 2009; General Manager, Daiwa Securities Group Inc., from October 2006 to April 2007; General Manager and Head of Structured Finance Department, Daiwa Securities SMBC Co. Ltd., from October 2005 to October 2006.	TF: 2009	None	None	2

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment and Other Directorships During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in each Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Independent Directors
Austin C. Dowling (79)† 672 Medford Leas Medford, NJ 08055	Retired. Director, Office of Finance, Federal Home Loan Bank System, from 1984 to 1991; President, The Financing Corporation, from 1987 to 1991; President, The Resolution Funding Corporation , from 1989 to 1991.	TF: 1990 JEQ: 1992	TF: $1-10,000 JEQ: $10,001- 50,000	$10,001-50,000	3
Martin J. Gruber (73) 229 South Irving Street Ridgewood, NJ 07450	Professor Emeritus and Scholar in Residence, Leonard N. Stern School of Business, New York University, since 2010; previously Professor of Finance, from 1965 to 2010; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from December 2003 to 2005; Trustee, National Bureau of Economic Research, since August 2005.	TF: 2000 JEQ: 1992	TF: $10,001-50,000 JEQ: $50,001-100,000	Over $100,000	3
David G. Harmer (67) 10911 Ashurst Way Highlands Ranch, CO 80130	Retired; Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005.	TF: 2000 JEQ: 1997	TF: None JEQ: $10,001-50,000	$10,001-50,000	3

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment and Other Directorships During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in each Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Independent Directors (continued)
Richard J. Herring (64)† 327 South Roberts Road Bryn Mawr, PA 19010	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since July 1972; Co-Director, Wharton Financial Institutions Center, since July 2000; Director, Lauder Institute of International Management Studies, from July 2000 to June 2006; Trustee, DWS Scudder Mutual Funds (and certain predecessor funds), since 1990; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008; and Independent Director of Barclays Bank, Delaware, since 2010.	TF: 2007 JEQ: 2007	TF: $10,001-50,000 JEQ: $10,001-50,000	$50,001-100,000	3
Rahn K. Porter (56)† 944 E. Rim Road Franktown, CO 80116	Director, Qwest Asset Management Company, since 2006; Senior Vice President and Treasurer, Qwest Communications International Inc., from June 2008 to April 1, 2011; Director, BlackRidge Financial, Inc., since March 2005; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from March 2003 to September 2007.	TF: 2007 JEQ: 2007	TF: $10,001-50,000 JEQ: $10,001- 50,000	$10,001-50,000	3

(1)  Each director serves for a three year term.

(2)  The information as to beneficial ownership is based on statements furnished to the Funds by the Directors. The dollar value of shares is based upon the market price as of April 21, 2011.

(3)  "Fund Complex" includes the Funds and other registered investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

*  Directors so noted are deemed by the Funds' counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")). Mr. Fujisawa is an interested person because of his affiliation with The Japan Equity Fund, Inc.'s former investment adviser DSTC, which is an affiliate of The Japan Equity Fund, Inc.'s current investment manager and investment adviser and the administrator and custodian of the Funds. Mr. Goto is deemed an interested person of The Thai Capital Fund, Inc. because of his affiliation with Daiwa Securities Group Inc., an affiliate of The Thai Capital Fund, Inc.'s investment adviser, Daiwa SB Investments (Singapore) Ltd.

†  Nominees for Director.

Based on the information furnished by each of the Directors as of March 17, 2011, neither any of the Directors nor any immediate family member of the Directors owned any securities of the investment manager or investment adviser, or any of their respective affiliates, of any Fund as of such date.

The Japan Equity Fund, Inc.'s Board held four regular meetings during its fiscal year ended October 31, 2010, and The Thai Capital Fund, Inc.'s Board held four regular meetings during its fiscal year ended December 31, 2010. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the respective Board and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, each Director attended the meeting.

Each Fund's Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of each Fund's Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's Listed Company Manual, as may be modified or supplemented. Each Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.daiwast.com. The current members of The Japan Equity Fund, Inc.'s and The Thai Capital Fund, Inc.'s Audit Committees are Messrs. Dowling, Gruber, Harmer, Herring and Porter.

The Japan Equity Fund, Inc.'s Audit Committee met two times during its fiscal year and The Thai Capital Fund, Inc.'s Audit Committee met three times during its fiscal year. The report of the Funds' Audit Committees, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 12, 13 and 14 of this Joint Proxy Statement.

Each Fund's Board has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. Each Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the New York Stock Exchange listing standards for Nominating and Compensation Committee members. Each Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.daiwast.com. The current members of each Fund's Nominating and Compensation Committee are Messrs. Dowling, Gruber, Harmer, Herring and Porter. Neither Fund's Nominating and Compensation Committee met during its last fiscal year.

Process of Evaluation of Independent Director Candidates

Each Fund's Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises each Fund's Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. Persons recommended by each Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of each Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described herein.

Diversity Policy

Each Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, each Fund's Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

Each Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. Each Fund's commitment to independent oversight is demonstrated by the fact that all of its Directors, except the Chairman, are independent. In addition, all of the members of each Board's committees are independent. Each Board acts independently of management and regularly holds independent director sessions of the Board without members of management present. The Funds do not have a lead independent director because each Board believes that the current Board leadership structure is well suited for the Fund and its stockholders at this time.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Boards' general oversight of the Funds and is addressed as part of various Board and committee activities. The Funds' investment advisers and investment managers and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Funds' Chief Compliance Officer compiles risk assessments for the Funds which are reviewed by the Boards. The Boards recognize that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Funds, the Boards interact with and review reports from, among others, the Funds' investment advisers and investment managers, the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Funds and applicable risk controls. In addition, DSTC prepares an operations memorandum for each Fund which is distributed to the Boards prior to each quarterly meeting. The Boards may, at any time and in its discretion, change the manner in which they conduct risk oversight.

Stockholder Communications

Stockholders may send communications to each Fund's Board. Stockholders should send communications intended for each Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Funds

Yoshiaki Uematsu (age 53) has been President of JEQ since April 2009 and worked as President and Chief Executive Officer of Daiwa SB Investments (USA) Ltd. from 2002 to 2009. Mr. Uematsu's address is 32 Old Slip, New York, New York 10005.

John J. O'Keefe (age 52) has been Vice President and Treasurer of the Funds since June 2000, Secretary of the Funds since March 2011 and Vice President of the Fund Accounting Department of DSTC since June 2000. Mr. O'Keefe's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Anthony Cambria (age 56) has been the Chief Compliance Officer of the Funds since September 2004 and Director and Executive Vice President of DSTC since 1999. Mr. Cambria's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Leonard B. Mackey, Jr. (age 60) has been Assistant Secretary of the Funds since September 2004 and has been a consultant since 2007 and was a partner in the law firm of Clifford Chance US LLP from 1983 to 2007. Mr. Mackey's address is 31 West 52nd Street, New York, New York 10019.

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of each Fund not affiliated with such Fund's investment manager or the investment adviser was $53,250 and $53,250 for the fiscal years ended October 31, 2010 and 2009, respectively, for The Japan Equity Fund, Inc., and $44,000 and $44,650 for the fiscal years ended December 31, 2010 and 2009, respectively, for The Thai Capital Fund, Inc. Each such non-affiliated Director currently receives fees, paid by each Fund, of $750 for The Japan Equity Fund, Inc. and $650 for The Thai Capital Fund, Inc. for each Directors' meeting attended in person or by telephone, $575 for The Japan Equity Fund, Inc. and $475 for The Thai Capital Fund, Inc. for each audit committee meeting attended in person or by telephone and an annual fee of $6,500 for The Japan Equity Fund, Inc. and $5,000 for The Thai Capital Fund, Inc.

The officers and interested Directors of each Fund received no compensation from the Funds. DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Funds, receives administration and custodian fees from the Funds.

Set forth below is a chart showing the aggregate fee compensation paid by the Funds (in U.S. dollars) to each of its Directors during each Fund's most recent fiscal year, as well as the total fee compensation paid to each Director of the Funds by such Fund and by other registered investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

Name of Director	Aggregate Compensation From The Japan Equity Fund, Inc.	Aggregate Compensation From The Thai Capital Fund, Inc.	Total Compensation From Fund and Fund Complex Paid to Directors
Interested Directors
Yoshihiro Fujisawa(1)	$0	$0	$0
Masaaki Goto(1)	0	0	0

Name of Director	Aggregate Compensation From The Japan Equity Fund, Inc.	Aggregate Compensation From The Thai Capital Fund, Inc.	Total Compensation From Fund and Fund Complex Paid to Directors
Independent Directors
Austin C. Dowling	$10,650	$8,375	$30,425
Martin J. Gruber	10,650	9,025	31,075
David G. Harmer	10,650	9,025	31,075
Richard J. Herring	10,650	8,550	30,600
Rahn K. Porter	10,650	9,025	31,075

(1)  "Interested person" of the Funds within the meaning of the 1940 Act.

INVESTMENT MANAGER, INVESTMENT ADVISER AND ADMINISTRATOR OF EACH FUND

Daiwa SB Investments (USA) Ltd. serves as the investment manager to The Japan Equity Fund, Inc. and its principal office is located at 32 Old Slip, 11th Floor, New York, New York 10005. Daiwa SB Investments Ltd. serves as the investment adviser to The Japan Equity Fund, Inc. and its principal office is located at Kasumigaseki Common Gate West Tower, 2-1 Kasumigaseki 3-Chrome, Chiyoda-ku, Tokyo 100-0013, Japan. SCB Asset Management Co., Ltd. serves as the investment manager to The Thai Capital Fund, Inc. and its principal office is located at 21st—22nd Floor SCB Park Plaza 3, 19 Ratchadapisek Road, Chatuchak, Bangkok 10900, Thailand. Daiwa SB Investments (Singapore) Ltd. serves as the investment adviser to The Thai Capital Fund, Inc. and its principal office is located at 152 Beach Road, #06-01/02 The Gateway East, Singapore 189721. DSTC serves as the administrator to each of the Funds and its principal office is located at One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires each Fund's officers and Directors, and persons who own more than ten percent of a registered class of such Fund's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange (for JEQ only) or the NYSE Amex US LLC, formerly the American Stock Exchange (for TF only). Each Fund believes that its officers and Directors have complied with all applicable filing requirements.

REPORTS OF THE AUDIT COMMITTEES

At a meeting held on March 10, 2011, the Board of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for The Japan Equity Fund, Inc. for the fiscal year ending October 31, 2011 and for the Thai Capital Fund, Inc. for the fiscal year ending December 31, 2011. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

The financial statements of The Japan Equity Fund, Inc. for the fiscal year ended October 31, 2010 and of The Thai Capital Fund, Inc. for the fiscal year ended December 31, 2010 were audited by PricewaterhouseCoopers LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented, and have discussed with PricewaterhouseCoopers LLP their independence with respect to each Fund.

Each Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Fund. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 and SAS 114 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Boards that the audited financial statements of The Japan Equity Fund, Inc. for the fiscal year ended October 31, 2010 and of The Thai Capital Fund, Inc. for the fiscal year ended December 31, 2010 be included in the respective Fund's most recent annual report filed with the Securities and Exchange Commission.

Rahn K. Porter, Chairman of the Audit Committees
Austin C. Dowling, Member of the Audit Committees
Martin J. Gruber, Member of the Audit Committees
David G. Harmer, Member of the Audit Committees
Richard J. Herring, Member of the Audit Committees

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered in connection with the annual audit and review of the financial statements for the fiscal years ended October 31, 2010 and 2009 (for The Japan Equity Fund, Inc.) and for the fiscal years ended December 31, 2010 and 2009 (for The Thai Capital Fund, Inc.) are set forth below:

	2010		2009
The Japan Equity Fund, Inc.	$82,200	(1)	$79,800	(2)
The Thai Capital Fund, Inc.	$69,110	(1)	$67,100	(2)

(1)  Includes $5,400 related to reports on compliance with Rule 17f-2.

(2)  Includes $5,250 related to reports on compliance with Rule 17f-2.

Audit-Related Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for assurance-related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2010 and 2009 (for The Japan Equity Fund, Inc.) and for the fiscal years ended December 31, 2010 and 2009 (for The Thai Capital Fund, Inc.) are set forth below:

	2010		2009
The Japan Equity Fund, Inc.	$0		$5,250
The Thai Capital Fund, Inc.	$8,000	(1)	$8,000	(1)

(1)  For the audit of the Thai Investment Plan performed by PwC Bangkok.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning (consisting of a review of each Fund's income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2010 and 2009 (for The Japan Equity Fund, Inc.) and December 31, 2010 and 2009 (for The Thai Capital Fund, Inc.) are set forth below:

	2010	2009
The Japan Equity Fund, Inc.	$10,970	$10,650
The Thai Capital Fund, Inc.	$8,650	$8,400

Other Fees

There were no other fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds for the fiscal years ended October 31, 2010 and 2009 (for The Japan Equity Fund, Inc.) and December 31, 2010 and 2009 (for The Thai Capital Fund, Inc.).

Audit Committee Pre-approval

Each Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which PricewaterhouseCoopers LLP billed each Fund fees for the fiscal years ended October 31, 2010 and 2009 (for The Japan Equity Fund, Inc.) and December 31, 2010 and 2009 (for The Thai Capital Fund, Inc.) were pre-approved by each Fund's Audit Committee.

The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund that provide ongoing services to such Fund for the fiscal years ended October 31, 2010 and 2009 (for The Japan Equity Fund, Inc.) and December 31, 2010 and 2009 (for The Thai Capital Fund, Inc.) were $2,000 and $2,000, respectively.

The Audit Committee of each Fund has considered whether the provision of non-audit services rendered to affiliates of the investment advisers and investment managers of the Funds is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of each Fund, owned beneficially more than 5% of the Fund's outstanding shares as of April 19, 2011. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Japan Equity Fund, Inc.	1607 Capital Partners, LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, VA 23060	1,841,680	(1)	12.74%
The Japan Equity Fund, Inc.	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully's Trail, Pittsford, NY 14534	944,282	(2)	6.53%
The Japan Equity Fund, Inc.	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	1,555,865	(3)	10.77%
The Thai Capital Fund, Inc.	City of London Investment Group PLC 77 Gracechurch Street London, England EC3V 0AS	1,126,870	(4)	32.75%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Thai Capital Fund, Inc.	First Wilshire Securities Management, Inc. 1224 East Green Street, Suite 200 Pasadena, CA 91106	199,153	(5)	5.79%

(1)  The above information is based on a Schedule 13G filed with the Commission on February 14, 2011, which indicates that 1607 Capital Partners, LLC has sole dispositive power with respect to its 1,841,680 shares.

(2)  The above information is based on a Schedule 13G filed with the Commission on February 10, 2011, which indicates that Karpus Investment Management has sole voting power and sole dispositive power with respect to its 944,282 shares.

(3)  The above information is based on a Schedule 13G filed with the Commission on April 8, 2011, which indicates that Lazard Asset Management LLC has sole voting and sole dispositive power with respect to its 1,555,865 shares.

(4)  The above information is based on a Schedule 13G filed with the Commission on February 9, 2011, which indicates that City of London Investment Group PLC has shared voting power and sole dispositive power with respect to its 1,126,870 shares.

(5)  The above information is based on a Schedule 13G filed with the Commission on February 15, 2011, which indicates that First Wilshire Securities Management, Inc. has sole voting power with respect to 2,000 shares and sole dispositive power with respect to its 199,153 shares.

Security Ownership of Management. As of the record date, each Fund's Directors and officers owned, in the aggregate, less than 1% of each Fund's outstanding shares of common stock.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Funds or personnel of DSTC. Each Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The fee for such services is estimated at $4,000 for each of the Funds, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person or by telephone will be borne by each Fund. Each Fund will reimburse banks, brokers and other persons holding such Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

It is important that you promptly submit your vote as a stockholder of the Fund(s). In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting for a Fund are not received by June 2, 2011, the persons named as attorneys in the proxy card may propose one or more adjournments of such Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of such Fund's Meeting to be adjourned. The persons named as attorneys in the proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund that adjourns its Meeting.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of a Fund intended to be included in the proxy materials for the year 2012 annual meeting of stockholders of such Fund must be received by such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not later than December 23, 2011.

Each Fund's By-laws require that any proposal by a stockholder of such Fund intended to be presented at a meeting of stockholders must be received by such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

By order of the Boards of Directors,

/s/ John J. O'Keefe

John J. O'Keefe

Secretary

One Evertrust Plaza
Jersey City, New Jersey 07302-3051
April 21, 2011

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THE THAI CAPITAL FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the
Annual Meeting of Stockholders on
June 2, 2011

The undersigned stockholder of The Thai Capital Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Anthony Cambria, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Capital Markets America Holdings Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2011 at 11:00 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April 21, 2011.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

THE THAI CAPITAL FUND, INC.

June 2, 2011

INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting and proxy statement
are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14194

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

	20200000000000000000 6				060211

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.

To elect Directors of the Fund for a term expiring on the date on which Directors are elected at the Annual Meeting of Stockholders of the Fund in 2014 or the date on which their successors are elected and qualified.

NOMINEES:
☐	FOR ALL NOMINEES	Austin C. Dowling Rahn K. Porter	Class II Class II
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder		Date:		Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THE JAPAN EQUITY FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the
Annual Meeting of Stockholders on
June 2, 2011

The undersigned stockholder of The Japan Equity Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Anthony Cambria, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Capital Markets America Holdings Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2011 at 10:45 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April 21, 2011.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

THE JAPAN EQUITY FUND, INC.

June 2, 2011

INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting and proxy statement are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14192

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

	20200000000000000000 6			060211

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.

To elect Directors of the Fund for a term expiring on the date on which Directors are elected at the Annual Meeting of Stockholders of the Fund in 2014 or the date on which their successors are elected and qualified.

NOMINEES:
☐	FOR ALL NOMINEES	Austin C. Dowling Richard J. Herring	Class III Class III
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.